Equity Bancshares, Inc. Exhibit 99.1

PRESS RELEASE - 10/25/2021

Equity Bank reaches agreement to sell North Central Kansas branches to United Bank & Trust

Equity Bank locations in Concordia, Clyde and Belleville will become UBT branch locations in 2022

WICHITA, Kansas (October 25, 2021) – Equity Bank, a subsidiary of Equity Bancshares, Inc. (NASDAQ: EQBK) (“Equity Bancshares”),  announced today the entry into a definitive purchase and assumption agreement with United Bank & Trust in Marysville, Kansas, (“UBT”) with UBT acquiring certain assets and assuming deposits of bank locations in Concordia, Belleville and Clyde, Kansas from Equity Bank. UBT and Equity anticipate completing the acquisition in the second quarter of 2022.

“Our focus as a community bank includes doing what is right for our communities, businesses, and families in our regions while delivering value to our shareholders” said Brad Elliott, Chairman and CEO of Equity Bancshares. “Our three locations in Northern Kansas will serve as a resource to consumers and businesses as part of a like-minded bank network in United Bank and Trust. We’re pleased with the value to Equity shareholders as well as the added value to customers of a local bank dedicated fully to north central Kansas.”

“We’re pleased to add community bankers in strong communities to our Northern Kansas footprint, and we’re eager to work with the teams and customers who helped make ASBT and Equity locations a great resource for customers,” said Leonard Wolfe, Chairman/CEO of UBT Bancshares, Inc., parent company of United Bank and Trust. “We share similar qualities with Equity, in that we do what’s right for our customers, regions, and our team members, and we’re pleased with the fit. We’re eager to continue serving customers in our Northern Kansas footprint.”

Equity Bank is located in Concordia at 302 W. 6th Street, in Clyde at 413 Washington Street, and Belleville at 1404 28th Street, which were recently branch offices of American State Bancshares (“ASB”). Equity completed its merger with ASB on October 1, 2021, including core system consolidation, digital platform consolidation and bank location rebranding.  Approximately $60 million in deposits and $24 million in loans are included in Equity’s agreement with UBT.

Following completion of the merger, Equity and UBT will work together with local team members, customers, and each community to ensure seamless transitions for customers. The purchase and assumption of the three branches are subject to regulatory approval and satisfaction of customary closing conditions.

“I’m thankful to the talented and dedicated bankers in Concordia, Clyde, and Belleville who helped us ensure a smooth experience for our customer base in 2021,” said Mr. Elliott. “We continue to evaluate opportunities for efficiencies and expansion within our four-state franchise, and that includes working with like-minded community banks to ensure an optimal fit for all constituencies, including shareholders of EQBK.”

UBT Bancshares, Inc. was advised by Stinson LLP as legal advisor.

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the holding company of Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, and treasury management services. As of

Equity Bancshares, Inc.

PRESS RELEASE - 10/25/2021

September 30, 2021, Equity reported $4.26 billion in consolidated total assets, deposits of $3.66 billion and gross loans of $2.69 billion in its bank network of Arkansas, Kansas, Missouri and Oklahoma. Learn more at www.equitybank.com.

Equity provides an enhanced banking experience for customers through a suite of sophisticated banking products and services tailored to their needs, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the NASDAQ Global Select Market under the symbol “EQBK.”

About UBT Bancshares, Inc.

UBT Bancshares, Inc. is the parent company of United Bank and Trust a community bank with headquarters in Marysville, Kansas, and 14 locations in its North Central Kansas footprint. As of June 30, 2021, UBT had $738 million in consolidated total assets, and deposits of $576 million.

No Offer or Solicitation

This press release shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2021 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially

Equity Bancshares, Inc.

PRESS RELEASE - 10/25/2021

from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. Investors and security holders are urged to carefully review and consider Equity’s public filings with the SEC, including but not limited to its Annual Report on Form 10-K, its proxy statement, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. The documents filed by Equity with the SEC may be obtained free of charge at Equity’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Equity upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207 or by calling (316) 612-6000.

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Media Contact:

John J. Hanley

SVP, Director of Marketing

Equity Bancshares, Inc.

(913) 583-8004

jhanley@equitybank.com

Equity Bancshares, Inc. Investor Contact:

Chris Navratil

SVP, Finance

Equity Bancshares, Inc.

(316) 612-6014

cnavratil@equitybank.com

UBT Bancshares, Inc. Contact:

Leonard Wolfe

President/Chairman

United Bank & Trust/UBT Bancshares, Inc.

(785) 562-2333

lwolfe@ubankonline.com